Earnings per share	12 Months Ended
Jun. 30, 2025
Earnings Per Share
Earnings per share

25. Earnings per share

The calculation of basic earnings per share has been based on the following loss attributable to equity holders of the Group divided by the weighted average number of ordinary shares outstanding during the half-year. Given the Group is in a loss position the effect of outstanding warrants would decrease the loss per share and be anti-dilutive, hence not considered in the determination of diluted loss per share.

	Consolidated Group
	2025	2024
Loss attributable to ordinary shareholders	(4,314,231)	(1,941,033)
Weighted-average number of shares at 30 June	1,640,038	1,299,299
Basic loss per share (cents)	(2.63)	(1.49)
Diluted loss per share (cents)	(2.63)	(1.49)